UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	February 20, 2026
(Date of earliest event reported)	February 20, 2026

ONE Gas, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 East Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 947-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01		Other Events

On February 20, 2026, we announced we will hold our 2026 Annual Meeting of Shareholders as a virtual meeting only on Thursday, May 21, 2026, at 10 a.m. Eastern Daylight Time (9 a.m. Central Daylight Time). The meeting will also be audio webcast on the ONE Gas website, www.onegas.com. A copy of the news release is attached as Exhibit 99.1 and is incorporated by reference herein.

The record date for determining shareholders entitled to receive notice of the meeting and to vote is March 23, 2026.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number	Description

99.1		News release issued by ONE Gas, Inc. dated February 20, 2026.

104		Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date:	February 20, 2026	By:	/s/ Christopher P. Sighinolfi
Christopher P. Sighinolfi Senior Vice President and Chief Financial Officer

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